                                                                    EXHIBIT 99.1

                      [GOODY'S FAMILY CLOTHING LETTERHEAD]

Contact:  Edward R. Carlin
          Chief Financial Officer
          (865) 966-2000

                   GOODY'S FAMILY CLOTHING REPORTS FISCAL 2002
                       FOURTH QUARTER AND YEAR-END RESULTS

Knoxville, Tennessee (March 19, 2003) - Goody's Family Clothing, Inc. (Nasdaq:
GDYS) today reported net earnings of $3,886,000, or $0.12 per diluted share, for the fourth quarter ended February 1, 2003, compared with a net loss for the fourth quarter ended February 2, 2002, of $7,674,000, or $0.24 per share. Total sales for the fourth quarter of fiscal 2002 were $357.5 million compared with $363.1 million for the fourth quarter of fiscal 2001. Comparable store sales for the fourth quarter of fiscal 2002 decreased 0.4% compared with the fourth quarter of fiscal 2001.

         For the year ended February 1, 2003 ("fiscal 2002"), net earnings were $7.6 million, or $0.23 per diluted share, compared with a net loss of $20.2 million, or $0.62 per share, for the year ended February 2, 2002 ("fiscal 2001"). Total sales for fiscal 2002 were $1.193 billion, virtually the same as fiscal 2001 sales. Comparable store sales for fiscal 2002 decreased 1.2% compared with fiscal 2001.

         Results for the fourth quarters of fiscal 2002 and fiscal 2001 include pre-tax impairment charges for property and equipment relating to under-performing stores aggregating $3.5 million and $1.9 million, respectively. Additionally, the fourth quarter of fiscal 2001 includes a $1.3 million charge related to corporate restructuring activities.

         During fiscal 2002, the Company opened two new stores, relocated or remodeled seven stores, and closed six stores.

         "The past several years have been challenging for Goody's, and the relentlessly difficult economy hasn't helped. But we have met the challenges within our control head on," stated Robert M. Goodfriend, Goody's Chairman and Chief Executive Officer. "Consumer research, including an intensive effort to visit one-on-one with shoppers throughout our markets, has given us a clearer idea of our customers' shopping needs and their expectations of Goody's. We are reacting to what we're learning and we believe our shoppers will respond positively to our efforts. Even though comparable stores sales decreased this past fiscal year compared with fiscal 2001, our gross profit rate for the fiscal year, with careful inventory management, improved significantly over fiscal 2001; our selling, general and administrative expense rate, including impairment charges, also improved modestly compared with fiscal 2001.

         "Clearly, fiscal 2002 results did not meet our expectations," Goodfriend continued, "but the $0.85 per share improvement in earnings over fiscal 2001 is a solid indication of progress. We ended the year with a strong balance sheet, well managed inventories and no long-term debt. The task that lies ahead for us is to continue our efforts to engage the consumer and respond, while managing our business with focus and consistency."


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GOODY'S Reports Results for Fiscal Year 2002
Page 2
March 19, 2003

         For fiscal 2003, the Company currently expects to open approximately 10 new stores, relocate or remodel approximately 14 of its existing stores and close approximately five stores. Additionally, the Company's business plan for fiscal 2003 calls for: (i) comparable store sales to increase in the low single digits for the full fiscal year, with a larger portion of the increase during the second half of the fiscal year; (ii) a modest increase in gross profit rate over fiscal 2002; (iii) a modest increase in selling, general and administrative expenses with the expense rate modestly decreasing; (iv) an effective income tax rate of approximately 37.0%; (v) capital expenditures of approximately $22.0 million (most of which is allocated for new and existing stores including new point-of-sale, scanners and back-office systems for most of its relocated, remodeled and new stores); and (vi) depreciation of approximately $23.0 million. Actual results may vary from the business plan.

         This press release contains certain forward-looking statements which are based upon current expectations, business plans and estimates and involve material risks and uncertainties including, but not limited to: (i) the effectiveness of the Company's planned merchandising, advertising, pricing and operational changes; (ii) the ability to achieve business plan targets; (iii) the ability to avoid excess promotional pricing; (iv) weather conditions; (v) the timely availability of branded and private label merchandise in sufficient quantities to satisfy customer demand; (vi) customer demand and trends in the apparel and retail industry and to the acceptance of merchandise acquired for sale by the Company; (vii) the effectiveness of advertising and promotional events; (viii) the impact of competitors' pricing and store expansion; (ix) the ability to enter into leases for new store locations; (x) the timing, magnitude and costs of opening new stores; (xi) individual store performance, including new stores; (xii) employee relations; (xiii) the general economic conditions within the Company's markets and an improvement in the overall retail environment; (xiv) global political unrest and associated risks; (xv) the continued availability of adequate credit support from vendors and factors;
(xvi) the Company's compliance with loan covenants and the availability of sufficient eligible collateral for borrowing; (xvii) the unanticipated needs for additional capital expenditures; (xviii) the outcome of pending litigation; and,
(xix) trends affecting the Company's financial condition or results of operations. Readers are cautioned that any such forward-looking statement is not a guarantee of future performance and involves risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company's financial results may be found in the Company's public filings with the Securities and Exchange Commission. Certain of such filings may be accessed through the Company's web site, http://www.goodysonline.com/investor.asp, then select "SEC Filings."

         The Company plans to conduct a conference call today, March 19, 2003, at 9:00 a.m. (Eastern). To hear the Company's conference call, dial 913-981-5508. A replay will be available from 12:00 p.m. (ET) on March 19, 2003, until 6:00 p.m. on March 20, 2003. To listen to the playback, dial 719-457-0820, reservation number 478545 when prompted for the access code.

         With headquarters in Knoxville, Tennessee, Goody's is a retailer of moderately priced apparel for women, men, and children, operating 328 stores as of February 1, 2003 (compared with 332 stores at February 2, 2002 ) in the 18 states of Alabama, Arkansas, Florida, Georgia, Illinois, Indiana, Kentucky, Louisiana, Mississippi, Missouri, North Carolina, Ohio, Oklahoma, South Carolina, Tennessee, Texas, Virginia and West Virginia.


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

GOODY'S Reports Results for Fiscal Year 2002
Page 3
March 19, 2003

                          GOODY'S FAMILY CLOTHING, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except earnings per share data)

                                                    FOURTH QUARTER ENDED                   FISCAL YEAR ENDED
                                                ----------------------------        ---------------------------------
                                                FEBRUARY 1,      FEBRUARY 2,         FEBRUARY 1,          FEBRUARY 2,
                                                  2003             2002                2003                 2002
                                                (13 WEEKS)       (13 WEEKS)          (52 WEEKS)           (52 WEEKS)
                                                -----------      -----------        ------------         ------------
Sales                                           $ 357,532        $  363,102         $  1,193,405         $  1,192,546
Cost of sales and occupancy
   expenses                                       258,723           284,269              853,583              895,077
                                                ---------        ----------         ------------         ------------
Gross profit                                       98,809            78,833              339,822              297,469
Selling, general and administrative
   expenses                                        92,793            90,048              328,375              328,997
Restructuring charge (credit)                          --             1,335                  (74)               1,335
                                                ---------        ----------         ------------         ------------
Earnings (loss) from operations                     6,016           (12,550)              11,521              (32,863)
Investment income                                     217               283                  624                  806
Interest expense                                       15                12                   24                  249
                                                ---------        ----------         ------------         ------------
Earnings (loss) before income
   taxes                                            6,218           (12,279)              12,121              (32,306)
Provision (benefit) for income
   taxes                                            2,332            (4,605)               4,545              (12,115)
                                                ---------        ----------         ------------         ------------
Net earnings (loss)                             $   3,886        $   (7,674)        $      7,576         $    (20,191)
                                                =========        ==========         ============         ============

Earnings (loss) per common share:
   Basic                                        $    0.12        $    (0.24)        $       0.23         $      (0.62)
                                                =========        ==========         ============         ============
   Diluted                                      $    0.12        $    (0.24)        $       0.23         $      (0.62)
                                                =========        ==========         ============         ============

Weighted average shares
   outstanding:
     Basic                                         32,556            32,451               32,525               32,441
                                                =========        ==========         ============         ============
     Diluted                                       32,656            32,451               33,021               32,441
                                                =========        ==========         ============         ============


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

GOODY'S Reports Results for Fiscal Year 2002
Page 4
March 19, 2003

                          GOODY'S FAMILY CLOTHING, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                             (As a percent of sales)

                                                    FOURTH QUARTER ENDED                  FISCAL YEAR ENDED
                                               -----------------------------        --------------------------------
                                               FEBRUARY 1,       FEBRUARY 2,        FEBRUARY 1,          FEBRUARY 2,
                                                  2003             2002               2003                 2002
                                               (13 WEEKS)        (13 WEEKS)         (52 WEEKS)           (52 WEEKS)
                                               -----------       -----------        -----------          -----------
Sales                                             100.0%           100.0%             100.0%               100.0%
Cost of sales and occupancy
   expenses                                        72.4             78.3               71.5                 75.1
                                                -------          -------            -------              -------
Gross profit                                       27.6             21.7               28.5                 24.9
Selling, general and
   administrative expenses                         25.9             24.8               27.5                 27.6
Restructuring charge (credit)                       0.0              0.3                0.0                  0.1
                                                -------          -------            -------              -------
Earnings (loss) from operations                     1.7             (3.4)               1.0                 (2.8)
Investment income                                   0.1              0.0                0.0                  0.1
Interest expense                                    0.0              0.0                0.0                  0.0
                                                -------          -------            -------              -------
Earnings (loss) before income
   taxes                                            1.8             (3.4)               1.0                 (2.7)
Provision (benefit) for income
   taxes                                            0.7             (1.3)               0.4                 (1.0)
                                                -------          -------            -------              -------
Net earnings (loss)                                 1.1%            (2.1)%              0.6%                (1.7)%
                                                =======          =======            =======              =======


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

GOODY'S Reports Results for Fiscal Year 2002
Page 5
March 19, 2003

                          GOODY'S FAMILY CLOTHING, INC.
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                              FEBRUARY 1,       FEBRUARY 2,
                                                                 2003              2002
                                                              -----------       -----------
ASSETS
   Cash and cash equivalents                                   $ 100,030        $  53,806
   Inventories                                                   180,023          179,971
   Accounts receivable and other current assets                   17,567           24,831
                                                               ---------        ---------
     Total current assets                                        297,620          258,608
   Property and equipment, net                                   108,688          128,041
   Other assets                                                    9,539            9,585
                                                               ---------        ---------

TOTAL ASSETS                                                   $ 415,847        $ 396,234
                                                               =========        =========

LIABILITIES AND SHAREHOLDERS' EQUITY
   Accounts payable - trade                                    $ 105,898        $ 115,063
   Accounts payable - other                                       24,321           19,048
   Accrued expenses                                               54,769           39,253
                                                               ---------        ---------
     Total current liabilities                                   184,988          173,364
   Other long-term liabilities                                     7,187            6,077
   Deferred income taxes                                          12,539           14,077
                                                               ---------        ---------
     Total liabilities                                           204,714          193,518
                                                               ---------        ---------

   Common stock                                                   22,245           21,720
   Paid-in capital                                                10,510           10,194
   Retained earnings                                             178,378          170,802
                                                               ---------        ---------
     Total shareholders' equity                                  211,133          202,716
                                                               ---------        ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $ 415,847        $ 396,234
                                                               =========        =========

Note: Certain amounts from the prior year have been reclassified to conform to the current year's presentation.


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

GOODY'S Reports Results for Fiscal Year 2002
Page 6
March 19, 2003

                          GOODY'S FAMILY CLOTHING, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)

                                                                    FEBRUARY 1,         FEBRUARY 2,
                                                                       2003                2002
                                                                    -----------        ------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings (loss)                                                 $    7,576         $ (20,191)
Adjustments to reconcile net earnings (loss) to net cash
   provided by operating activities:
     Depreciation and amortization                                      22,695            23,779
     Restructuring (credit) charge                                         (74)            1,335
     Net loss on asset disposals and write downs                         4,034             2,039
     Changes in assets and liabilities:
       Inventories                                                         (52)           27,749
       Accounts payable - trade                                         (9,165)          (14,794)
       Accounts payable - other                                          5,273            (3,262)
       Income taxes                                                     17,597           (11,924)
       Other assets and liabilities                                      4,980             2,460
                                                                    ----------         ---------
         Cash provided by operating activities                          52,864             7,191
                                                                    ----------         ---------

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of property and equipment                                  (7,524)          (15,258)
Proceeds from sale of property and equipment                               359                43
                                                                    ----------         ---------
         Cash used in investing activities                              (7,165)          (15,215)
                                                                    ----------         ---------

CASH FLOWS FROM FINANCING ACTIVITIES
Exercise of stock options                                                  525               140
Payments of credit facility issuance costs                                  --            (1,060)
                                                                    ----------         ---------
         Cash provided by (used in) financing activities                   525              (920)
                                                                    ----------         ---------

CASH AND CASH EQUIVALENTS:
Net increase (decrease) in cash and cash equivalents                    46,224            (8,944)
Cash and cash equivalents, beginning of period                          53,806            62,750
                                                                    ----------         ---------
Cash and cash equivalents, end of period                            $  100,030         $  53,806
                                                                    ==========         =========

Note: Certain amounts from the prior year have been reclassified to conform to the current year's presentation.


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